UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2026

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Patriot Drive, Suite A
Middletown, Delaware	19709
(Address of Principal Executive Offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On September 23, 2026 (the “Closing Date”), Zymeworks Inc., a Delaware corporation (“Zymeworks”) completed the previously announced merger contemplated pursuant to the terms and conditions of the Agreement and Plan of Merger, dated June 28, 2026 (the “Merger Agreement”), by and among Zymeworks, Theravance Biopharma, Inc., an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Theravance”) and Zymeworks Merger Sub 1, an exempted company with limited liability incorporated under the Laws of the Cayman Islands and a wholly owned subsidiary of Zymeworks (“Merger Sub”), pursuant to which Merger Sub merged with and into Theravance (the “Merger”), with Theravance surviving the Merger as a wholly owned subsidiary of Zymeworks (the “Surviving Company”). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, each ordinary share, par value $0.00001 per share, of Theravance (“Ordinary Shares”) issued and outstanding immediately prior to the Effective Time (other than shares owned by Theravance as treasury shares or by any direct or indirect subsidiary of Theravance, Zymeworks or any direct or indirect subsidiary of Zymeworks, and any Dissenting Shares) was canceled and converted into the right to receive (i) $17.00 in cash, without interest (the “Per Share Cash Consideration”) and (ii) one contingent value right (“CVR”), which represents the right to receive the CVR Payment Amount (as defined below), if any, at the times and subject to the terms and conditions provided for in the CVR Agreement (as defined below), in cash, without interest.

At the Effective Time, each:

•

Company Option, whether vested or unvested, that was outstanding, unexercised and not yet expired as of immediately prior to the Effective Time was canceled and converted into the right to receive an amount in cash, without interest thereon (but subject to applicable withholding), equal to (A) the excess, if any, of the Per Share Cash Consideration over the exercise price of such Company Option, multiplied by (B) the number of Ordinary Shares underlying such Company Option, plus (C) one CVR for each Ordinary Share underlying such Company Option; provided that any Company Option that had an exercise price per Ordinary Share that was greater than or equal to the Per Share Cash Consideration ceased to be outstanding, was canceled and ceased to exist, and the holder thereof was not entitled to payment of any consideration therefor.

•

Company RSU Award that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled and automatically converted into a right to receive an amount in cash, without interest (but subject to applicable withholding), equal to (x) the Per Share Cash Consideration multiplied by (y) the number of Ordinary Shares underlying such Company RSU Award, plus one CVR for each Ordinary Share underlying such Company RSU Award.

•

Company PSU Award that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled in exchange for the right to receive an amount in cash, without interest (but subject to applicable withholding), equal to (A) the Per Share Cash Consideration multiplied by (B) the number of Ordinary Shares with respect to such Company PSU Award that remain outstanding and unreleased as of immediately prior to the Effective Time, plus one CVR for each Ordinary Share underlying such Company PSU Award.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report and incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

Contingent Value Rights Agreement

On September 22, 2026, in connection with the consummation of the Merger and in accordance with the Merger Agreement, Zymeworks, Computershare Inc. (“Computershare”) and Computershare Trust Company, N.A., acting jointly with Computershare, as rights agent (the “Rights Agent”), entered into a Contingent Value Rights Agreement (the “CVR Agreement”) governing the terms of the CVRs.

Each CVR represents a non-tradeable contractual contingent right to receive (i) a pro rata share of 80% of the net proceeds (the “License Proceeds”) received by Zymeworks or its affiliates (including the Surviving Company) from any license, divestiture or other monetization transaction of ampreloxetine executed within the ten (10)-year period following the Effective Time (the “CVR License Expiration Date”), (ii) a pro rata share of $50 million in cash (the “First Commercial Sale Milestone Payment”) upon the first commercial sale of ampreloxetine by Zymeworks or its affiliates (including the Surviving Company) in the U.S., UK, Spain, France, Germany or Italy on or prior to the CVR License Expiration Date and (iii) a pro rata share of 10% of the net sales (together with the License Proceeds and the First Commercial Sale Milestone Payment, the “CVR Payment Amount”) received by Zymeworks or its affiliates (including the Surviving Company), on a country-by-country basis, from the date of the first commercial sale until the later of the 10th anniversary of such date, patent expiration or the loss of exclusivity, in each case, subject to the terms and conditions of the CVR Agreement.

The CVRs and the possibility of receiving any payment pursuant to the CVRs are highly speculative and subject to numerous factors outside the control of Zymeworks or its affiliates. There can be no assurance that any transaction that may give rise to any payment pursuant to the CVRs will be executed or that any payment pursuant to the CVRs will ever be paid.

The CVRs will not be evidenced by a certificate or other instrument, will not have any voting or dividend rights, will not represent any equity or ownership interests in Zymeworks or the Surviving Company and will not be transferable except in limited circumstances.

A summary of the material terms of the CVR Agreement is contained in Zymeworks’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2026, which description is incorporated herein by reference. The foregoing description of the CVR Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the CVR Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Financing Transaction

On the Closing Date, in connection with the consummation of the Merger and in accordance with the Merger Agreement, Clover Finance Trust, a Delaware statutory trust (the “DST Issuer”), and Clover Finance LLC, a Delaware limited liability company (the “Trustee Co-Issuer” and, together with the DST Issuer, the “Issuers”), each an indirect subsidiary of Zymeworks, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with OCM IP Healthcare Portfolio LP, an affiliate of OMERS Private Capital (the “Purchaser”), and U.S. Bank Trust Company, National Association, as administrative agent, collateral agent and security trustee (the “Agent”). Pursuant to the Note Purchase Agreement, the Issuers issued and sold to the Purchaser senior secured notes in an aggregate initial principal amount of $350,000,000 (the “Notes”). The Notes are the Issuers’ senior secured obligations and are guaranteed by Theravance Biopharma Ireland Limited (“TBIL”), Theravance Biopharma US, LLC (“TBUS”), Theravance Biopharma R&D IP, LLC (“RDIP”), and Theravance Biopharma Antibiotics IP, LLC (“TABI” and, together with TBIL, TBUS and RDIP, the “Guarantors”), each a direct or indirect subsidiary of Zymeworks. In accordance with the requirements of the Note Purchase Agreement, on the Closing Date, the Issuers and the Guarantors entered into a Guaranty and Security Agreement (the “Guaranty and Security Agreement”) with the Agent, for the benefit of the secured parties, to evidence the Guarantors’ guarantee of the Notes and to grant the Agent, for the benefit of the secured parties, a first-priority security interest in and lien on substantially all of the Issuers’ and the Guarantors’ personal property assets (the “Collateral”), subject to certain customary exclusions.

The Notes bear interest at a fixed rate of 8.25% per annum and mature on December 31, 2036. Interest is payable quarterly in arrears on the last Business Day of March, June, September and December of each year, beginning in December 2026. Interest is computed on the basis of a 360-day year of twelve 30-day months. In the event funds on deposit in the collection account are insufficient to pay all amounts of interest due on any payment date, any shortfall may be paid in kind by increasing the outstanding principal amount of the Notes.

The Issuers may at any time redeem all, but not any part of, the Notes upon twenty (20) Business Days’ prior written notice, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest plus a yield maintenance premium; provided, that on and after the fifth anniversary of the Closing Date, no yield maintenance premium is payable. The yield maintenance premium is equal to 5.0% of the outstanding principal amount for the first two years, 3.0% for the third year, 2.0% for the fourth year and 1.0% for the fifth year. In the event of a Change of Control (as defined in the Note Purchase Agreement) without the prior written consent of the Agent (acting at the direction of the Requisite Purchasers), the Notes and all other obligations may become immediately due and payable.

The Note Purchase Agreement provides that certain mergers, consolidations or other business combinations involving Zymeworks with or into another person will not constitute a Change of Control, provided that, among other conditions, the equity interests of such successor entity (or any direct or indirect parent entity thereof) are listed on the NYSE or Nasdaq and such entity has a market capitalization of not less than $25 billion as of the date of the definitive agreement for such transaction. No more than one such permitted change of control transaction may occur during the term of the Note Purchase Agreement.

The net proceeds of the Notes were used by Zymeworks to fund a portion of the Per Share Cash Consideration and the CVR Payment Amount.

The Note Purchase Agreement contains customary representations, warranties, affirmative and negative covenants, and events of default for transactions of this type, including, without limitation, affirmative covenants relating to the delivery of financial statements and other information, maintenance of existence, compliance with laws, maintenance of intellectual property and insurance, and negative covenants restricting the Issuers’ and other note parties’ ability to, among other things, incur additional indebtedness, create liens, make dispositions, make restricted payments, enter into transactions with affiliates and make certain amendments to the Collaboration Agreement and other covered agreements, in each case subject to certain exceptions. The Note Purchase Agreement contains customary events of default with customary grace periods, as applicable, including, among other things, failure to make payments when due, breach of representations or warranties, failure to comply with covenants, occurrence of a Change of Control, certain bankruptcy or insolvency events, termination or rescission of the Collaboration Agreement or the Co-Promotion Agreement (as defined in the Note Purchase Agreement) (subject to certain exceptions), occurrence of a Material Adverse Effect and certain cross-defaults.

The Notes are being sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes are intended to be listed on the Official List of The International Stock Exchange.

The foregoing descriptions of the Notes, the Note Purchase Agreement and the Guaranty and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Note Purchase Agreement and the Guaranty and Security Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note Purchase Agreement and the Guaranty and Security Agreement is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On September 23, 2026, Zymeworks issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Zymeworks will host a conference call with investors and the general public on Monday, September 28 at 8:30 a.m. Eastern Time. Dial-in details and webcast link are available on Zymeworks’ website at https://ir.zymeworks.com/events-and-presentations. A replay of the webcast will be available within 24 hours following the conclusion of the call and will remain archived for a limited period.

The information in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by Zymeworks under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements in this Current Report include, but are not limited to, statements that relate to the anticipated benefits of the Merger; the anticipated benefits of the financing transaction; anticipated milestone payments; completion of Theravance’s previously announced organizational restructuring; Zymeworks’ flexibility to invest in its research and development (“R&D”) pipeline and pursue strategic opportunities while returning capital to stockholders; future growth of YUPELRI® sales and future royalty payments; contingent milestone payments due to Theravance from the sale of Theravance’s TRELEGY® royalty interests; Zymeworks’ expectations regarding implementation of its long-term strategy to maximize value creation; Zymeworks’ and its partners’ clinical development of product candidates; potential safety profile and therapeutic effects of product candidates; the commercial potential of technology platforms and product candidates; the anticipated benefits of its collaboration agreements; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, “preserve”, “intend”, “could”, or the negative version of these words and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct.

Factors that could cause Zymeworks’ actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: financial closing procedures, final adjustments, and other developments; risks related to the financing in connection with the closing of the Merger; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; uncertainties regarding the commercial success of YUPELRI® and TRELEGY®; the anticipated benefits of the Merger may not be realized or will not be realized within the expected time period; TRELEGY® may not achieve anticipated sales resulting in sales milestones not being met; Zymeworks may not achieve milestones or receive additional payments or royalties under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; zanidatamab may not be successfully commercialized; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the SEC and System for Electronic Document Analysis and Retrieval+ (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Item 9.01 – Financial Statements and Exhibits

Zymeworks intends to file an amendment to this Current Report on Form 8-K to file the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition not later than 71 calendar days after the due date of this Current Report on Form 8-K.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of June 28, 2026, by and among Zymeworks Inc., Zymeworks Merger Sub 1, and Theravance Biopharma, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Zymeworks on June 29, 2026).

10.1	Contingent Value Rights Agreement, dated as of September 22, 2026, by and among Zymeworks Inc., Computershare and Computershare Trust Company, N.A., acting jointly with Computershare, as Rights Agent.

10.2*

Note Purchase Agreement, dated as of September 23, 2026, by and among Clover Finance Trust, Clover Finance LLC, OCM IP Healthcare Portfolio LP, and U.S. Bank Trust Company, National Association, as Agent.

10.3*

Guaranty and Security Agreement, dated as of September 23, 2026, by and among Clover Finance Trust, Clover Finance LLC, Theravance Biopharma Ireland Limited, Theravance Biopharma US, LLC, Theravance Biopharma R&D IP, LLC, Theravance Biopharma Antibiotics IP, LLC, and U.S. Bank Trust Company, National Association, as Agent.

99.1	Press Release, dated September 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Zymeworks agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Zymeworks may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zymeworks Inc.
(registrant)

Date: September 23, 2026	By:	/s/ Kenneth Galbraith
	Name:	Kenneth Galbraith
	Title:	Chair, President and Chief Executive Officer